UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2018

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

_____________________

HAWAII	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

On November 26, 2018, a subsidiary of Matson, Inc. (“Matson” or the “Company”) entered into an agreement whereby the MV Maunalei was sold for $106.0 million, and subsequently leased back from the buyer under an operating lease agreement.  The term of the lease is five years with an option to extend the term for an additional two years.  The net proceeds from the sale were used to reduce borrowings under the Company’s revolving credit facility.

As a result of the transaction, the Company expects the following financial effects on an annual basis:  $12.0 million in higher operating cost as a result of the new lease expense, offset by approximately $8.8 million in lower costs as a result of a $4.8 million reduction in depreciation and amortization (including dry-dock amortization) and $4.0 million in interest savings based on the current interest rate on the Company’s revolving credit facility.

The Company believes the transaction will provide additional financial flexibility for Matson during the remainder of the new vessel build program and lower financing costs resulting from increasing leverage.

Statements in this Form 8-K that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.  Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 13-21 of the Form 10-K filed by Matson on February 23, 2018 and on page 23 of the Form 10-Q filed by Matson on November 6, 2018.  These forward-looking statements are not guarantees of future performance.  Actual results could differ materially from those anticipated in the forward-looking statements and future results could differ materially from historical performance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: November 27, 2018